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                                                                   EXHIBIT 10.21

                        [SILICON VALLEY BANK LETTERHEAD]

                     ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

         This Accounts Receivable Purchase Agreement (the "Agreement") is made on this 9th day of April, 2002, by and between Silicon Valley Bank ("Buyer") having a place of business at the address specified above and XETEL CORPORATION, a Delaware corporation ("Seller") having its principal place of business and chief executive office at 2105 Gracy Farms Lane, Austin, TX 78758.

1. DEFINITIONS. When used herein, the following terms shall have the following meanings.

         "Account Balance" shall mean, on any given day, the gross amount of all Purchased Receivables unpaid on that day.

         "Account Debtor" shall have the meaning set forth in the California Uniform Commercial Code and shall include any person liable on any Purchased Receivable, including without limitation, any guarantor of the Purchased Receivable and any issuer of a letter of credit or banker's acceptance.

         "Adjustments" shall mean all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.

         "Administrative Fee" shall have the meaning as set forth in Section 3.3 hereof.

         "Advance" shall have the meaning set forth in Section 2.2 hereof.

         "Collateral" shall have the meaning set forth in Section 8 hereof.

         "Collections" shall mean all good funds received by Buyer from or on behalf of an Account Debtor with respect to Purchased Receivables.

         "Compliance Certificate" shall mean a certificate, in a form provided by Buyer to Seller, which contains the certification of the chief financial officer of Seller that, among other things, the representations and warranties set forth in this Agreement are true and correct as of the date such certificate is delivered.

         "Due Diligence Fee" shall have the meaning set for in Section 3.7 hereof.

         "Event of Default" shall have the meaning set forth in Section 9 hereof.

         "Facility Fee" shall have the meaning set forth in Section 3.6 hereof.

         "Finance Charges" shall have the meaning set forth in Section 3.2 hereof.

         "Invoice Transmittal" shall mean a writing signed by an authorized representative of Seller which accurately identifies the receivables which Buyer, at its election, may purchase, and includes for each such receivable the correct amount owed by the Account Debtor, the name and address of the Account Debtor, the invoice number, the invoice date and the account code.

         "Lockbox" shall have the meaning set forth in Section 6.1(J) hereof.

         "Obligations" shall mean all advances, financial accommodations, liabilities, obligations, covenants and duties owing, arising, due or payable by Seller to Buyer of any kind or nature, present or future, arising under or in connection with this Agreement or under any other document, instrument or agreement, whether or not evidenced by any note, guarantee or other instrument, whether arising on account or by overdraft, whether direct or indirect (including those acquired by assignment) absolute or contingent, primary or secondary, due or to become due, now owing or hereafter arising, and however acquired; including, without limitation, all Advances, Finance Charges, Administrative Fees, interest, Repurchase Amounts, fees, expenses, professional fees and attorneys' fees and any other sums chargeable to Seller hereunder or otherwise.

         "Prime Rate" is Buyer's most recently announced "prime rate," even if it is not Buyer's lowest rate.

         "Purchased Receivables" shall mean all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof (all of the foregoing being referred to as "receivables"), arising out of the invoices and other agreements identified on or delivered with any Invoice Transmittal delivered by Seller to Buyer which Buyer elects to purchase and for which Buyer makes an Advance.

         "Refund" shall have the meaning set forth in Section 3.5 hereof.

         "Reserve" shall have the meaning set forth in Section 2.4 hereof.

         "Repurchase Amount" shall have the meaning set forth in Section 4.2 hereof.

         "Reconciliation Date" shall mean the last calendar day of each Reconciliation Period.

         "Reconciliation Period" shall mean each calendar month of every year.

2.  PURCHASE AND SALE OF RECEIVABLES.

    2.1. OFFER TO SELL RECEIVABLES. During the term hereof, and provided that there does not then exist any Event of Default or any event that with notice, lapse of time or otherwise would constitute an Event of Default, Seller may request that Buyer purchase receivables and Buyer may, in its sole discretion, elect to purchase receivables. Seller shall deliver to Buyer an Invoice Transmittal with respect to any receivable for which a request for purchase is made. An authorized representative of


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Seller shall sign each Invoice Transmittal delivered to Buyer. Buyer shall be entitled to rely on all the information provided by Seller to Buyer on or with the Invoice Transmittal and to rely on the signature on any Invoice Transmittal as an authorized signature of Seller.

     2.2. ACCEPTANCE OF RECEIVABLES. Buyer shall have no obligation to purchase any receivable listed on an Invoice Transmittal. Buyer may exercise its sole discretion in approving the credit of each Account Debtor before buying any receivable. Upon acceptance by Buyer of all or any of the receivables described on any Invoice Transmittal, Buyer shall pay to Seller 75 (%) percent of the face amount of each receivable Buyer desires to purchase, net of deferred revenue and offsets related to each specific Account Debtor. Such payment shall be the "Advance" with respect to such receivable. Buyer may, from time to time, in its sole discretion, change the percentage of the Advance. Upon Buyer's acceptance of the receivable and payment to Seller of the Advance, the receivable shall become a "Purchased Receivable." It shall be a condition to each Advance that
(i) all of the representations and warranties set forth in Section 6 of this Agreement be true and correct on and as of the date of the related Invoice Transmittal and on and as of the date of such Advance as though made at and as of each such date, and (ii) no Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default shall have occurred and be continuing, or would result from such Advance. Notwithstanding the foregoing, in no event shall the aggregate amount of all Purchased Receivables outstanding at any time exceed Six Million Five Hundred Thousand Dollars ($6,500,000).

      2.3. EFFECTIVENESS OF SALE TO BUYER. Effective upon Buyer's payment of an Advance, and for and in consideration therefor and in consideration of the covenants of this Agreement, Seller hereby absolutely sells, transfers and assigns to Buyer, all of Seller's right, title and interest in and to each Purchased Receivable and all monies due or which may become due on or with respect to such Purchased Receivable. Buyer shall be the absolute owner of each Purchased Receivable. Buyer shall have, with respect to any goods related to the Purchased Receivable, all the rights and remedies of an unpaid seller under the California Uniform Commercial Code and other applicable law, including the rights of replevin, claim and delivery, reclamation and stoppage in transit.

     2.4. ESTABLISHMENT OF A RESERVE. Upon the purchase by Buyer of each Purchased Receivable, Buyer shall establish a reserve. The reserve shall be the amount by which the face amount of the Purchased Receivable exceeds the Advance on that Purchased Receivable (the "Reserve"); provided, the Reserve with respect to all Purchased Receivables outstanding at any one time shall be an amount not less than 25 (%) percent of the Account Balance at that time and may be set at a higher percentage at Buyer's sole discretion. The reserve shall be a book balance maintained on the records of Buyer and shall not be a segregated fund.

3.   COLLECTIONS, CHARGES AND REMITTANCES.

     3.1. COLLECTIONS. Upon receipt by Buyer of Collections, Buyer shall promptly credit such Collections to Seller's Account Balance on a daily basis; provided, that if Seller is in default under this Agreement, Buyer shall apply all Collections to Seller's Obligations hereunder in such order and manner as Buyer may determine. If an item of collection is not honored or Buyer does not receive good funds for any reason, the amount shall be included in the Account Balance as if the Collections had not been received and Finance Charges under
Section 3.2 shall accrue thereon.

     3.2. FINANCE CHARGES. On each Reconciliation Date Seller shall pay to Buyer a finance charge in an amount equal to 1.000(%) percent per month of the average daily Account Balance outstanding during the applicable Reconciliation Period (the "Finance Charges"). Upon Seller achieving the Third AP Milestone, as defined in Section 6.2, the Finance Charges shall be amended to mean 3.250 percentage points above the Prime Rate, per annum (based on a 360 day year for the actual number of days elapsed) of the average daily Account Balance outstanding during the applicable Reconciliation Period. Buyer shall deduct the accrued Finance Charges from the Reserve as set forth in Section 3.5 below.

     3.3. ADMINISTRATIVE FEE. On each Reconciliation Date Seller shall pay to Buyer an Administrative Fee equal to 1.000 (%) percent of the face amount of each Purchased Receivable first purchased during that Reconciliation Period (the "Administrative Fee"). Upon Seller achieving the First AP Milestone, as defined in Section 6.2, the Administrative Fee shall be amended to 0.875(%) percent of the face amount of each Purchased Receivable first purchased during the Reconciliation Period. Upon Seller achieving the Second AP Milestone, as defined in Section 6.2, the Administrative Fee shall be amended to 0.750(%) percent of the face amount of each Purchased Receivable first purchased during the Reconciliation Period. Furthermore, upon Seller achieving the Third AP Milestone, as defined in Section 6.2, the Administrative Fee shall be amended to 0.500(%) percent of the face amount of each Purchased Receivable first purchased during the Reconciliation Period. Buyer shall deduct the Administrative Fee from the Reserve as set forth in Section 3.5 below.

     3.4. ACCOUNTING. Buyer shall prepare and send to Seller after the close of business for each Reconciliation Period, an accounting of the transactions for that Reconciliation Period, including the amount of all Purchased Receivables, all Collections, Adjustments, Finance Charges, and the Administrative Fee. The accounting shall be deemed correct and conclusive unless Seller makes written objection to Buyer within thirty (30) days after the Buyer mails the accounting to Seller.

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     3.5. REFUND TO SELLER. Provided that there does not then exist an Event of
Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default, Buyer shall refund to Seller by check after the Reconciliation Date, the amount, if any, which Buyer owes to Seller at the end of the Reconciliation Period according to the accounting prepared by Buyer for that Reconciliation Period (the "Refund"). The Refund shall be an amount equal to:

         (A) (1) The Reserve as of the beginning of that Reconciliation Period, PLUS

             (2) the Reserve created for each Purchased Receivable purchased during that Reconciliation Period,
             MINUS

         (B) The total for that Reconciliation Period of:

             (1) the Administrative Fee;

             (2) Finance Charges;

             (3) Adjustments;

             (4) Repurchase Amounts, to the extent Buyer has agreed to accept payment thereof by deduction from the Refund;

             (5) the Reserve for the Account Balance as of the first day of the following Reconciliation Period in the minimum percentage set forth in Section 2.4 hereof; and

             (6) all amounts due, including professional fees and expenses, as set forth in Section 12 for which oral or written demand has been made by Buyer to Seller during that Reconciliation Period to the extent Buyer has agreed to accept payment thereof by deduction from the Refund.

In the event the formula set forth in this Section 3.5 results in an amount due to Buyer from Seller, Seller shall make such payment in the same manner as set forth in Section 4.3 hereof for repurchases. If the formula set forth in this
Section 3.5 results in an amount due to Seller from Buyer, Buyer shall make such payment by check, subject to Buyer's rights under Section 4.3 and Buyer's rights of offset and recoupment.

    3.6. FACILITY FEE. A fully earned, non-refundable facility fee of $40,000 (less any amounts under the Due Diligence Fee not used for Buyer's out of pocket or documentation expenses) shall be due upon execution of this Agreement.

    3.7. DUE DILIGENCE FEE. A fully earned, non-refundable due diligence fee of $10,000 is due immediately (the "Due Diligence Fee") (previously received by Buyer).

4.  RECOURSE AND REPURCHASE OBLIGATIONS.

    4.1. RECOURSE. Buyer's acquisition of Purchased Receivables from Seller shall be with full recourse against Seller. In the event the Obligations exceed the amount of Purchased Receivables and Collateral, Seller shall be liable for any deficiency.

    4.2. SELLER'S AGREEMENT TO REPURCHASE. If Buyers demands, Seller will repurchase any Purchased Receivable from Buyer for the full face amount or any unpaid portion. Buyer may require Seller to repurchase a Purchased Receivable if:

         (A) which remains unpaid ninety (90) calendar days after the invoice date; or


         (B) which is owed by any Account Debtor who has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or insolvency proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as such debts become due; or

         (C) with respect to which there has been any breach of warranty or representation set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or

         (D) with respect to which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment;

together with all reasonable attorneys' and professional fees and expenses and all court costs incurred by Buyer in collecting such Purchased Receivable and/or enforcing its rights under, or collecting amounts owed by Seller in connection with, this Agreement (collectively, the "Repurchase Amount").

    4.3. SELLER'S PAYMENT OF THE REPURCHASE AMOUNT OR OTHER AMOUNTS DUE BUYER. When any Repurchase Amount or other amount owing to Buyer becomes due, Buyer shall inform Seller of the manner of payment which may be any one or more of the following in Buyer's sole discretion: (a) in cash immediately upon demand therefor; (b) by delivery of substitute invoices and an Invoice Transmittal acceptable to Buyer which shall thereupon become Purchased Receivables; (c) by adjustment to the Reserve pursuant to Section 3.5 hereof; (d) by deduction from or offset against the Refund that would otherwise be due and payable to Seller;
(e) by deduction from or offset against the amount that otherwise would be forwarded to Seller in respect of any further Advances that may be made by Buyer; or (f) by any combination of the foregoing as Buyer may from time to time choose.

    4.4. SELLER'S AGREEMENT TO REPURCHASE ALL PURCHASED RECEIVABLES. Upon and after the occurrence of an Event of Default, Seller shall, upon Buyer's demand (or, in the case of an Event of Default under Section 9(B), immediately without notice or demand from Buyer) repurchase all the Purchased Receivables then outstanding, or such portion thereof as Buyer may demand. Such demand may, at Buyer's option, include and Seller shall pay to Buyer immediately upon demand, cash in an amount equal to the Advance with respect to each Purchased Receivable then outstanding together with all accrued Finance Charges, Adjustments, Administrative Fees, attorney's and professional fees, court costs and expenses as provided


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for herein, and any other Obligations. Upon receipt of payment in full of the
Obligations, Buyer shall immediately instruct Account Debtors to pay Seller directly, and return to Seller any Refund due to Seller. For the purpose of calculating any Refund due under this Section only, the Reconciliation Date shall be deemed to be the date Buyer receives payment in good funds of all the Obligations as provided in this Section 4.4.

5. POWER OF ATTORNEY. Seller does hereby irrevocably appoint Buyer and its successors and assigns as Seller's true and lawful attorney in fact, and hereby authorizes Buyer, regardless of whether there has been an Event of Default, (a) to sell, assign, transfer, pledge, compromise, or discharge the whole or any part of the Purchased Receivables; (b) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Purchased Receivables and to compromise, prosecute, or defend any action, claim, case or proceeding relating to the Purchased Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Buyer's name or Seller's name, as Buyer may choose; (c) to prepare, file and sign Seller's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document with respect to Purchased Receivables; (d) to notify all Account Debtors with respect to the Purchased Receivables to pay Buyer directly;
(e) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Receivables; (f) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivables; (g) to execute on behalf of Seller any and all instruments, documents, financing statements and the like to perfect Buyer's interests in the Purchased Receivables and Collateral; and (h) to do all acts and things necessary or expedient, in furtherance of any such purposes. If Buyer receives a check or item which is payment for both a Purchased Receivable and another receivable, the funds shall first be applied to the Purchased Receivable and, so long as there does not exist an Event of Default or an event that with notice, lapse of time or otherwise would constitute an Event of Default, the excess shall be remitted to Seller. Upon the occurrence and continuation of an Event of Default, all of the power of attorney rights granted by Seller to Buyer hereunder shall be applicable with respect to all Purchased Receivables and all Collateral.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

    6.1. RECEIVABLES' WARRANTIES, REPRESENTATIONS AND COVENANTS. To induce
Buyer to buy receivables and to render its services to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Buyer in determining whether to accept receivables as Purchased Receivables, Seller represents, warrants, covenants and agrees, with respect to each Invoice Transmittal delivered to Buyer and each receivable described therein, that:

         (A) Seller is the absolute owner of each receivable set forth in the Invoice Transmittal and has full legal right to sell, transfer and assign such receivables;

         (B) The correct amount of each receivable is as set forth in the Invoice Transmittal and is not in dispute;

         (C) The payment of each receivable is not contingent upon the fulfillment of any obligation or contract, past or future and any and all obligations required of the Seller have been fulfilled as of the date of the Invoice Transmittal;

         (D) Each receivable set forth on the Invoice Transmittal is based on an actual sale and delivery of goods and/or services actually rendered, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any and all liens, security interests and encumbrances other than liens, security interests or encumbrances in favor of Buyer or any other division or affiliate of Silicon Valley Bank;

         (E) There are no defenses, offsets, or counterclaims against any of the receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated in the Invoice Transmittal;

         (F) Each Purchased Receivable shall be the property of the Buyer and shall be collected by Buyer, but if for any reason it should be paid to Seller, Seller shall promptly notify Buyer of such payment, shall hold any checks, drafts, or monies so received in trust for the benefit of Buyer, and shall promptly transfer and deliver the same to the Buyer;

         (G) Buyer shall have the right of endorsement, and also the right to require endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;

         (H) Seller, and to Seller's best knowledge, each Account Debtor set forth in the Invoice Transmittal, are and shall remain solvent as that term is defined in the United States Bankruptcy Code and the California Uniform Commercial Code, and no such Account Debtor has filed or had filed against it a voluntary or involuntary petition for relief under the United States Bankruptcy Code;

         (I) Each Account Debtor named on the Invoice Transmittal will not object to the payment for, or the quality or the quantity of the subject matter of, the receivable and is liable for the amount set forth on the Invoice Transmittal;

         (J) Each Account Debtor shall promptly be notified, after acceptance by Buyer, that the Purchased Receivable has been transferred to and is payable to Buyer, and Seller shall not take or permit any action to countermand such notification;

         (K) Seller will remit all payment's for accounts to Buyer by the close of business on each Friday along with a detailed cash receipts journal and shall immediately notify and direct all of the Seller's Account Debtor's to make all payment's for Seller's accounts to a lockbox account established with Buyer ("Lockbox") or to wire transfer payments to a cash collateral account that Buyer controls. It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within 45 days from the date of this Agreement; and

         (L) All receivables forwarded to and accepted by Buyer after the date hereof, and thereby becoming Purchased Receivables, shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this Section 6.1.

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     6.2.  ADDITIONAL WARRANTIES, REPRESENTATIONS AND COVENANTS.  In addition to the foregoing warranties, representations and covenants, to induce Buyer to buy receivables and to render its services to Seller, Seller hereby represents, warrants, covenants and agrees that:

         (A) Seller will not assign, transfer, sell, or grant, or permit any lien or security interest in any Purchased Receivables or Collateral to or in favor of any other party, without Buyer's prior written consent;

         (B) The Seller's name, form of organization, chief executive office, and the place where the records concerning all Purchased Receivables and Collateral are kept is set forth at the beginning of this Agreement, Collateral is located only at the location set forth in the beginning of this Agreement, or, if located at any additional location, as set forth on a schedule attached to this Agreement, and Seller will give Buyer at least thirty (30) days prior written notice if such name, organization, chief executive office or other locations of Collateral or records concerning Purchased Receivables or Collateral is changed or added and shall execute any documents necessary to perfect Buyer's interest in the Purchased Receivables and the Collateral;

         (C) Seller shall (i) pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including without limitation all payroll and withholding taxes and state sales taxes;
         (ii) deliver at any time and from time to time at Buyer's request, evidence satisfactory to Buyer that all such amounts have been paid to the proper taxing authorities; and (iii) if requested by Buyer, pay its payroll and related taxes through a bank or an independent payroll service acceptable to Buyer.

         (D) Seller has not, as of the time Seller delivers to Buyer an Invoice Transmittal, or as of the time Seller accepts any Advance from Buyer, filed a voluntary petition for relief under the United States Bankruptcy Code or had filed against it an involuntary petition for relief;

         (E) If Seller owns, holds or has any interest in, any copyrights (whether registered, or unregistered), patents or trademarks, and licenses of any of the foregoing, such interest has been disclosed to Buyer and is specifically listed and identified on a schedule to this Agreement, and Seller shall immediately notify Buyer if Seller hereafter obtains any interest in any additional copyrights, patents, trademarks or licenses that are significant in value or are material to the conduct of its business;

         (F) Seller shall provide Buyer with a Compliance Certificate (i) on a weekly basis to be received by Buyer no later than the 5 days following each Friday, and; (ii) on a more frequent or other basis if and as requested by Buyer;

         (G) Seller shall provide Buyer, as soon as available, but no later than 20 days following each Reconciliation Period, an aged listing of accounts receivable and accounts payable, a company prepared balance sheet and income statement, prepared under GAAP, consistently applied, covering Seller's operations during the period;

         (H) On request by Buyer, Seller will promptly furnish any information Buyer may reasonably request to determine financial condition of Seller, including, but not limited to all of Seller's Obligations, and the condition of any of Seller's receivables which may include but are not limited to Purchased Receivables;

         (I) Seller will maintain its primary banking relationship with Buyer, which relationship shall include Seller maintaining account balances in any accounts at or through Buyer representing at least 85% of all account balances of Seller at any financial institution; and

         (J) Less than 40% of Seller's aggregate accounts payable shall be over 90 days from invoice date on or prior to May 31, 2002 ("First AP Milestone"). Less than 30% of Seller's aggregate accounts payable shall be over 90 days from invoice date on or prior to June 30, 2002 ("Second AP Milestone"). Less than 20% of Seller's aggregate accounts payable shall be over 90 days from invoice date on or prior to July 31, 2002 and thereafter ("Third AP Milestone"). The First AP Milestone, the Second AP Milestone and the Third AP Milestone shall be referred to collectively as the "AP Milestones". For calculation purposes, accounts payable due to The Bureau shall be excluded from the AP Milestones.

7. ADJUSTMENTS. In the event of a breach of any of the representations, warranties, or covenants set forth in Section 6.1, or in the event any Adjustment or dispute is asserted by any Account Debtor, Seller shall promptly advise Buyer and shall, subject to the Buyer's approval, resolve such disputes and advise Buyer of any adjustments. Unless the disputed Purchased Receivable is repurchased by Seller and the full Repurchase Amount is paid, Buyer shall remain the absolute owner of any Purchased Receivable which is subject to Adjustment or repurchase under Section 4.2 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time. If such possession is not taken by Buyer, Seller is to resell it for Buyer's account at Seller's expense with the proceeds made payable to Buyer. While Seller retains possession of said returned goods, Seller shall segregate said goods and mark them "property of Silicon Valley Bank."

8. SECURITY INTEREST. To secure the prompt payment and performance to Buyer of all of the Obligations, Seller hereby grants to Buyer a continuing lien upon and security interest in all of Seller's now existing or hereafter arising rights and interest in the following, whether now owned or existing or hereafter created, acquired, or arising, and wherever located (collectively, the "Collateral"):

         (A) All accounts, receivables, contract rights, chattel paper, instruments, documents, investment property, letters of credit, bankers acceptances, drafts, checks, cash, securities, and general intangibles (including, without limitation, all claims, causes of action, deposit accounts, guaranties, rights in and claims under insurance policies (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);



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         (B) All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;

         (C) All monies, refunds and other amounts due Seller, including, without limitation, amounts due Seller under this Agreement (including Seller's right of offset and recoupment);

         (D) All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles; (E) All farm products, crops, timber, minerals and the like (including oil and gas);

         (F) All accessions to, substitutions for, and replacements of, all of the foregoing;

         (G) All books and records pertaining to all of the foregoing; and

         (H) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds.

         Seller is not authorized to sell, assign, transfer or otherwise convey any Collateral without Buyer's prior written consent, except for the sale of finished inventory in the Seller's usual course of business. Seller agrees to sign UCC financing statements, in a form acceptable to Buyer, and any other instruments and documents requested by Buyer to evidence, perfect, or protect the interests of Buyer in the Collateral. Seller agrees to deliver to Buyer the originals of all instruments, chattel paper and documents evidencing or related to Purchased Receivables and Collateral.

9. DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder.

         (A) Seller fails to pay any amount owed to Buyer as and when due;

         (B) There shall be commenced by or against Seller any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

         (C) Seller shall become insolvent in that its debts are greater than the fair value of its assets, or Seller is generally not paying its debts as they become due or is left with unreasonably small capital;

         (D) Any involuntary lien, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or any Collateral;

         (E) Seller shall breach any covenant, agreement, warranty, or representation shall constitute an immediate default hereunder;

         (F) Seller is not in compliance with, or otherwise is in default under, any term of any document, instrument or agreement evidencing a debt, obligation or liability of any kind or character of Seller, now or hereafter existing, in favor of Buyer or any division or affiliate of Silicon Valley Bank, regardless of whether such debt, obligation or liability is direct or indirect, primary or secondary, joint, several or joint and several, or fixed or contingent, together with any and all renewals and extensions of such debts, obligations and liabilities, or any part thereof;

         (G) An event of default shall occur under any guaranty executed by any guarantor of the Obligations of Seller to Buyer under this Agreement, or any material provision of any such guaranty shall for any reason cease to be valid or enforceable or any such guaranty shall be repudiated or terminated, including by operation of law;

         (H) A default or event of default shall occur under any agreement between Seller and any creditor of Seller that has entered into a subordination agreement with Buyer; or

         (I) Any creditor that has entered into a subordination agreement with Buyer shall breach any of the terms of or not comply with such subordination agreement.

         (J)(i) There is a material adverse change in the business, operations, or condition (financial or otherwise) of the Seller, or (ii) there is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) there is a material impairment of the value or priority of Buyer's security interests in the Collateral.

10. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, (1) without implying any obligation to buy receivables, Buyer may cease buying receivables or extending any financial accommodations to Seller; (2) all or a portion of the Obligations shall be, at the option of and upon demand by Buyer, or with respect to an Event of Default described in Section 9(B), automatically and without notice or demand, due and payable in full; and (3) Buyer shall have and may exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the California Uniform Commercial Code, all the power of attorney rights described in Section 5 with respect to all Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Purchased Receivables and all Collateral in any commercial reasonable manner. Seller and Buyer agree that any notice of sale required to be given to Seller shall be deemed to be reasonable if given five (5) days prior to the date on or after which the sale may be held. In the event that the Obligations are accelerated hereunder, Seller shall repurchase all of the Purchased Receivables as set forth in Section 4.4.

11. ACCRUAL OF INTEREST. If any amount owed by Seller hereunder is not paid when due, including, without limitation, amounts due under Section 3.5, Repurchase Amounts, amounts due under Section 12, and any other Obligations, such amounts shall bear interest at a per annum rate equal to the per annum rate of the Finance Charges until the earlier of (i) payment in good funds or (ii) entry of a final judgment thereof, at which time the principal amount of any money judgment remaining unsatisfied shall accrue interest at the highest rate allowed by applicable law.

12. FEES, COSTS AND EXPENSES; INDEMNIFICATION. THE SELLER WILL PAY TO BUYER IMMEDIATELY ON DEMAND ALL FEES, COSTS AND EXPENSES (INCLUDING FEES OF ATTORNEYS AND PROFESSIONALS AND THEIR COSTS AND EXPENSES ) THAT BUYER INCURS OR MAY IMPOSE IN CONNECTION WITH ANY OF THE FOLLOWING: (a) PREPARING, NEGOTIATING , ADMINISTERING, AND ENFORCING THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, INCLUDING ANY AMENDMENTS, WAIVERS OR

CONSENTS, (b) ANY LITIGATION OR DISPUTE (WHETHER INSTITUTED BY BUYER, SELLER OR ANY OTHER PERSON) ABOUT THE PURCHASED RECEIVABLES, THE COLLATERAL, THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, (c) ENFORCING ANY RIGHTS AGAINST SELLER OR ANY GUARANTOR, OR ANY ACCOUNT DEBTOR, (d) PROTECTING OR ENFORCING ITS INTEREST IN THE PURCHASED RECEIVABLES OR THE COLLATERAL, (e) COLLECTING THE PURCHASED RECEIVABLES AND THE OBLIGATIONS, AND
(f) THE REPRESENTATION OF BUYER IN CONNECTION WITH ANY BANKRUPTCY CASE OR INSOLVENCY PROCEEDING INVOLVING SELLER, ANY PURCHASED RECEIVABLE, THE COLLATERAL, ANY ACCOUNT DEBTOR, OR ANY GUARANTOR. SELLER SHALL INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, DAMAGES, COSTS, EXPENSES, AND LIABILITIES OF ANY NATURE WHATSOEVER ARISING IN CONNECTION WITH ANY OF THE FOREGOING.

13. JURY TRIAL WAIVER. SELLER AND BUYER EACH HEREBY (a) WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL ON ANY CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED AGREEMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY; (b) RECOGNIZE AND AGREE THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT; AND (c) REPRESENT AND WARRANT THAT IT HAS REVIEWED THIS WAIVER, HAS DETERMINED FOR ITSELF THE NECESSITY TO REVIEW THE SAME WITH ITS LEGAL COUNSEL, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL RIGHTS TO A JURY TRIAL.

14. SEVERABILITY, WAIVER, AND CHOICE OF LAW. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. Buyer retains all of its rights, even if it makes an Advance after an Event of Default. If Buyer waives an Event of Default, it may enforce a later default. Any consent or waiver under, or amendment of, this Agreement must be in writing. Nothing contained herein, or any action taken or not taken by Buyer at any time, shall be construed at any time to be indicative of any obligation or willingness on the part of Buyer to amend this Agreement or to grant to Seller any waivers or consents. This Agreement has been transmitted by Seller to Buyer at Buyer's office in the State of California and has been executed and accepted by Buyer in the State of California.

    THIS AGREEMENT IS GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

Notwithstanding the choice of law Buyer and Seller agree that if this Agreement is ever deemed to be subject to Texas law, the transaction governed by this Agreement is an "account purchase transaction" as defined in Article 5069-1.14 of Vernon's Annotated Texas Statutes and the discount provided in Section 2.2 and all fees and charges under the terms of this Agreement are not and shall not be deemed to be compensation contracted for, charged or received by Buyer for the use, forbearance or detention of money. Additionally, if this Agreement is ever deemed subject to Texas law, then Section 13 entitled Jury Trial Waiver shall not apply and the following Arbitration provision shall govern.

ARBITRATION. AT THE REQUEST AT ANY TIME OF EITHER PARTY, ANY CONTROVERSIES CONCERNING THIS AGREEMENT WILL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE UNITED STATES ARBITRATION ACT, AND UNDER THE COMMERCIAL ARBITRATION RULES AND ADMINISTRATION OF THE AMERICAN ARBITRATION ASSOCIATION. THE UNITED STATES ARBITRATION ACT WILL SUPPLEMENT CALIFORNIA LAW, AS APPROPRIATE, EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS OTHERWISE GOVERNED BY CALIFORNIA LAW.

15. NOTICES. All notices shall be given to Buyer and Seller at the addresses or faxes set forth on the first page of this Agreement and shall be deemed to have been delivered and received: (a) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage pre-paid, (b) one (1) calendar day after deposit with an overnight mail or messenger service; or (c) on the same date of confirmed transmission if sent by hand delivery, telecopy, telefax or telex.


16. TERM AND TERMINATION. The term of this Agreement shall be for one (1) year from the date hereof, and from year to year thereafter unless terminated in writing by Buyer or Seller. Seller and Buyer shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect Buyer's security interest in the Collateral and Buyer's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, and Buyer's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

17. TITLES AND SECTION HEADINGS. The titles and section headings used herein are for convenience only and shall not be used in interpreting this Agreement.

18. OTHER AGREEMENTS. The terms and provisions of this Agreement shall not adversely affect the rights of Buyer or any other division or affiliate of Silicon Valley Bank under any other document, instrument or agreement. The terms of such other documents, instruments and agreements shall remain in full force and effect notwithstanding the execution of this Agreement. In the event of a conflict between any provision of this Agreement and any provision of any other document, instrument or agreement between Seller on the one hand, and Buyer or any other division or affiliate of Silicon Valley Bank on the other hand, Buyer shall determine in its sole discretion which provision shall apply. Seller acknowledges specifically that any security agreements, liens and/or security interests currently securing payment of any obligations of Seller owing to Buyer or any other division or affiliate of Silicon Valley Bank also secure Seller's obligations under this Agreement, and are valid and subsisting and are not adversely affected by execution of this Agreement. Seller further acknowledges that (a) any collateral under other outstanding security agreements or other documents between Seller and Buyer or any other division or affiliate of Silicon Valley Bank secures the obligations of Seller under this Agreement and (b) a default by Seller under this Agreement constitutes a default under other outstanding agreements between Seller and Buyer or any other division or affiliate of Silicon Valley Bank.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement on the day and year above written.

SELLER:  XETEL CORPORATION

By
  -----------------------------------------
Title
     --------------------------------------


BUYER:   SILICON VALLEY BANK


By
  -----------------------------------------
Title
     --------------------------------------

                                   EXHIBIT "A"

                             TO FINANCING STATEMENT

          This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property (in addition to, and without limiting the types of property set forth on page 1 hereof):

A) All accounts, receivables, contract rights, chattel paper, instruments, documents, investment property, letters of credit, bankers acceptances, drafts, checks, cash, securities, deposit accounts, and general intangibles (including, without limitation, all claims, causes of action, guaranties, rights in and claims under insurance policies (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);

B) All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;

C) All monies, refunds and other amounts due Seller, including, without limitation, amounts due Seller under this Agreement (including Seller's right of offset and recoupment);

D) All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles;

E) All farm products, crops, timber, minerals and the like (including oil and gas);

F) All accessions to, substitutions for, and replacements of, all of the foregoing;

G)       All books and records pertaining to all of the foregoing; and

H) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds.






INTITALS _____________________

                        [SILICON VALLEY BANK LETTERHEAD]

                            CERTIFICATION OF OFFICERS

         The undersigned, being all the officers of XeTel Corporation, a Delaware corporation (the "Corporation"), hereby certify to Silicon Valley Bank, ("SVB") that:

         1. The correct name of the Corporation is XeTel Corporation, as set forth in the Articles of Incorporation.

         2. The Corporation was incorporated on ________, under the laws of the State of Delaware, and is in good standing under such laws.

         3. The Corporation's place of business and chief executive office being the place at which the Corporation maintains its books and records pertaining to accounts, accounts receivables, contract rights, chattel paper, general intangibles, instruments, documents, inventory, and equipment, is located at:

                  2105 Gracy Farms Lane
                  Austin, TX 78758

         4. The Corporation has other places of business at the following addressees:

         None

         5. There is no provision in the Certificate of Incorporation, Articles of Incorporation, or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

6. The officers of the Corporation, and their respective titles and signatures are as follows:

        PRESIDENT:

        ------------------------------------------------------------------------
                                  (Signature)

        VICE PRESIDENT:

        ------------------------------------------------------------------------
                                  (Signature)

        SECRETARY:

        ------------------------------------------------------------------------
                                  (Signature)

        TREASURER:

        ------------------------------------------------------------------------
                                  (Signature)

        OTHER OFFICER:
        TITLE:

        ------------------------------------------------------------------------
                                  (Signature)

         7. Except as indicated in this paragraph 7, each of the officers listed in paragraph 6 has signatory powers with respect to all the Corporation's transactions with SVB. Explanation of exceptions:

         8. The undersigned shall give SVB prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by SVB, SVB shall be entitled to rely upon the foregoing in all respects.

         IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on 04/09/02.


PRESIDENT:
          ----------------------------------------------------------------------
VICE PRESIDENT:
               -----------------------------------------------------------------
SECRETARY:
          ----------------------------------------------------------------------
TREASURER:
          ----------------------------------------------------------------------

                        [SILICON VALLEY BANK LETTERHEAD]

                      SECRETARY'S CERTIFICATE OF RESOLUTION

         The undersigned, as Secretary of XeTel Corporation, a Delaware corporation (the "Corporation"), hereby certifies to Silicon Valley Bank that at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of today's date.

         RESOLVED, that this corporation be and hereby is authorized to sell this corporation's accounts receivable to Silicon Valley Bank, and to grant Silicon Valley Bank a security interest in this corporation's assets, including, without limitation, accounts, accounts receivable, contract rights, chattel paper, general intangibles, instruments, documents, letters of credit, drafts, inventory and equipment, presently owned or hereafter acquired and proceeds and products of the foregoing (the " Collateral," as defined in the Accounts Receivable Purchase Agreement).

         RESOLVED, that this corporation be and hereby is authorized and directed to execute and deliver certain agreements in connection with the sale of receivables, and granting of security interests in the Collateral to Silicon Valley Bank including, without limitations, an Accounts Receivable Purchase Agreement and UCC-1 financing statement.

         RESOLVED, that the following named officers of this corporation ("Authorized Officers") be, any of them hereby are, authorized, empowered, and directed to execute and directed to Silicon Valley Bank on behalf of this corporation all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions.

     Print Names of Authorized Officers:                                    Title:

------------------------------------------------     -------------------------------------------------

------------------------------------------------     -------------------------------------------------

------------------------------------------------     -------------------------------------------------

------------------------------------------------     -------------------------------------------------

------------------------------------------------     -------------------------------------------------

------------------------------------------------     -------------------------------------------------

                  RESOLVED, that the Secretary or Assistant Secretary of this corporation be, and hereby is authorized, empowered and directed to certify to the passage of the foregoing resolutions under the seal of this corporation.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 9th day of April, 2002.


                 ---------------------------------------------------------------
                 Signature

                 Secretary of XeTel Corporation

                           FORM OF LANDLORD'S CONSENT


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
SILICON VALLEY BANK
3003 Tasman Drive, HF226
Santa Clara, CA  95054
Attn:  Specialty Finance Division/Documentation

                     CONSENT TO REMOVAL OF PERSONAL PROPERTY

KNOW ALL PERSONS BY THESE PRESENTS:

         (a) The undersigned has an interest as owner and landlord in the following described real property (the "Real Property"): SEE ATTACHMENT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION, commonly known as 2105 Gracy Farms Lane, Austin, TX 78758

         (b) XeTel Corporation, ("Seller"), has entered into or will enter into an Accounts Receivable Purchase Agreement with Silicon Valley Bank ("Buyer") dated as of 04/09/02(as amended and supplemented from time to time, the "Purchase Agreement"). As a condition to entering into the Purchase Agreement, require that the undersigned consent to the removal by Buyer of the inventory, accounts, books and records and other assets covered by the Purchase Agreement (hereinafter called "Collateral") from the Real Property.

         NOW, THEREFORE, the undersigned consents to the placing of the Collateral on the Real Property, and agrees with Buyer as follows:

                  1. The undersigned waives and releases each and every right which undersigned now has, under applicable law or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Collateral that is already on said Real Property, or may hereafter be delivered or installed thereon.

                  2. The Collateral shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

                  3. The undersigned will permit Buyer, or its agent or representative, to enter upon the Real Property for the purpose of exercising any right they may have under the terms of the Purchase Agreement or otherwise, including, without limitation, the right to remove the Collateral; provided, however, that if Buyer, in removing the Collateral damage any improvements of the undersigned on the Real Property, Buyer will, at its expense, cause same to be repaired.

                  4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of each Buyer and its respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed this instrument at _____________, this ______________ day of __________________,2002.

                           By:
                              -------------------------------------------------

                           Title:
                                 ----------------------------------------------

                                  ATTACHMENT 1

                          LEGAL DESCRIPTION OF PREMISES

                           [To Be Provided By Seller]

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


         This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 9th day of April, 2002 by and between XeTel Corporation ("Grantor"), and Silicon Valley Bank, a California banking corporation ("Bank").

                                    RECITALS

         A. Bank will make advances to Grantor ("Advances") as described in the Accounts Receivable Purchase Agreement (the "Purchase Agreement"), but only if Grantor grants Bank a security interest in its Copyrights, Trademarks, Patents, and Mask Works. Defined terms used but not defined herein shall have the same meanings as in the Purchase Agreement.

         B. Pursuant to the terms of the Purchase Agreement, Grantor has granted to Bank a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Purchase Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Bank, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

                 (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

                 (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                 (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

                 (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                 (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks")

                 (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the "Mask Works");

                 (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

                 (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

                 (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

         2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

         3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                 (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

                 (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

                 (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

                 (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

                 (e) Grantor shall promptly advise Bank of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

                 (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

                 (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Bank may reasonably request from time to time to perfect or continue the perfection of Bank's interest in the Intellectual Property Collateral;

                 (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Bank a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Purchase Agreement upon making the filings referred to in clause (i) below;

                 (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies thereunder;

                 (j) All information heretofore, herein or hereafter supplied to Bank by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

                 (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Bank's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

                 (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Bank in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

         4. Bank's Rights. Bank shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Grantor hereby grants to Bank and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, and any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than one (1) in every six
(6) months; provided, however, nothing herein shall entitle Bank access to Grantor's trade secrets and other proprietary information.

         6.      Further Assurances; Attorney in Fact.

                 (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Bank, to perfect Bank's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Bank the grant or perfection of a security interest in all Intellectual Property Collateral.

                (b) Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Bank or otherwise, from time to time in Bank's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                          (i) To modify, in its sole discretion, this IP
Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                          (ii) To file, in its sole discretion, one or more
financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

         7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

                (a) An Event of Default occurs under the Purchase Agreement; or

                (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

         8. Remedies. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Bank has a security interest and to make it available to Bank at a place designated by Bank. Bank shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Bank in connection with the exercise of any of Bank's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Bank's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

         9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following or consequential to transactions between Bank and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

         10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Bank shall execute and deliver to Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Bank pursuant hereto.

         11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

         13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

         14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

         15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard for choice of law provisions. Grantor and Bank consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

         16. Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Bank, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Grantor and have deliver a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Bank.

    IN WITNESS WHEREOF, the parties hereto have executed this IP Agreement on the day and year first above written.

ADDRESS OF GRANTOR:            GRANTOR:

2105 Gracy Farms Lane          XeTel Corporation
Austin, TX 78758

                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

Exhibit "A" attached to that certain Intellectual Property Security Agreement dated 04/09/02 EXHIBIT "A"

                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

COPYRIGHT                           REGISTRATION                       DATE OF
DESCRIPTION                            NUMBER                          ISSUANCE
-----------                         ------------                       --------






SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                                                          FIRST DATE
COPYRIGHT                  APPLICATION           DATE OF       DATE OF    OF PUBLIC
DESCRIPTION                   NUMBER              FILING      CREATION    DISTRIBUTION
-----------                -----------           --------     ---------   ------------






SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)


                                                                     DATE AND
                                                                     RECORDATION
                                                                     NUMBER OF
                                                                     IP AGREEMENT TO
                                                                     OWNER OF
                                                    ORIGINAL         GRANTOR (IF
                                                    AUTHOR OR        ORIGINAL AUTHOR
                                                    OWNER OF         OR OWNER OF
                                FIRST DATE          COPYRIGHT        COPYRIGHT IS
COPYRIGHT         DATE OF          OF               (IF DIFFERENT    DIFFERENT FROM
DESCRIPTION       CREATION     DISTRIBUTION         FROM GRANTOR)    GRANTOR )
-----------       --------     ------------         -------------    -----------------


Exhibit "B" attached to that certain Intellectual Property Security Agreement dated 04/09/02

                                   EXHIBIT "B"

                                     PATENTS

PATENT
DESCRIPTION       DOCKET NO.        COUNTRY SERIAL NO.     FILING DATE   STATUS
-----------       ----------        ------------------     -----------   ------


Exhibit "C" attached to that certain Intellectual Property Security Agreement dated 04/09/02 EXHIBIT "C"

                                   TRADEMARKS


DESCRIPTION       COUNTRY  SERIAL NO.                REG. NO           STATUS
-----------       -------  ----------                -------           ------


Exhibit "D" attached to that certain Intellectual Property Security Agreement dated 04/09/02.

                                   EXHIBIT "D"

                                   MASK WORKS

MASK WORK
DESCRIPTION       COUNTRY  SERIAL NO.                REG. NO           STATUS
-----------       -------  ----------                -------           ------
